Note 10 - Leases - Lease Costs (Details) $ in Thousands	3 Months Ended	9 Months Ended
	Sep. 30, 2019 USD ($)	Sep. 30, 2019 USD ($)
Operating lease cost	$ 212	$ 677
Variable lease cost	5	17
Total lease cost	217	694
Operating cash flows used for operating leases	227	721
Operating lease liabilities arising from obtaining right-of-use assets	$ 232	$ 364
Weighted average remaining lease term (in years) (Year)	2 years 146 days	2 years 146 days
Weighted average incremental borrowing rate	9.00%	9.00%